Exhibit 99.1

FOR IMMEDIATE RELEASE

BOSTON SCIENTIFIC ANNOUNCES TRANSITION PLAN FOR NEW

CHIEF FINANCIAL OFFICER

JEFFREY CAPELLO TO TRANSITION OUT OF CFO ROLE AT YEAR-END

DANIEL BRENNAN, BOSTON SCIENTIFIC CORPORATE CONTROLLER,

NAMED AS SUCCESSOR

Natick, Mass. (October 24, 2013) — Boston Scientific Corporation (NYSE: BSX) has initiated a transition plan for its new chief financial officer. Noting a desire to pursue opportunities for a broader management position, Jeffrey Capello, Boston Scientific’s executive vice president and chief financial officer, will transition out of the role effective December 31, 2013.  Effective January 1, 2014, Daniel Brennan, currently the company’s senior vice president and corporate controller, will be promoted to executive vice president and chief financial officer of Boston Scientific.  At that time, Brennan will become a member of the company’s Executive Committee and report directly to Mike Mahoney, president and chief executive officer, Boston Scientific.

Capello will work with Brennan to help ensure a smooth transition through December 2013, and is expected to remain with the company as a senior advisor until mid-May 2014.

“I would like to thank Jeff for the significant contributions he made to Boston Scientific during the past five years,” stated Mahoney.  “I am confident that by promoting Dan to the critical role of CFO, there will be a seamless transition as we continue to execute against our strategic plan.”

Brennan joined Boston Scientific in 1996. During his tenure, he has held roles with increased responsibilities, including vice president of finance and information technology for the Cardiovascular Division, vice president of international finance and vice president of investor relations. Brennan was named to his current role as senior vice president and corporate controller in January, 2010.

Editor’s Note:  For a high-resolution photo of Dan Brennan, please CLICK HERE to access the company’s Media Newsroom site.

About Boston Scientific

Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world.  As a global medical technology leader for more than 30 years, we advance science for life by providing a broad range of high performance solutions that address unmet patient needs and reduce the cost of healthcare.  For more information, visit www.bostonscientific.com and connect on Twitter and Facebook.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our leadership, management transition plans, growth and business strategy.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These risks and uncertainties, in some cases, have affected and in the future could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: plans of our executives and their performance; future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A — Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A — Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

CONTACT:	Denise Kaigler
508-650-8330 (office)
Corporate Affairs & Communications
Boston Scientific Corporation
denise.kaigler@bsci.com

Michael Campbell
508-650-8023 (office)
Investor Relations
Boston Scientific Corporation
investor_relations@bsci.com